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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

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                                   FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


      Date of Report  (Date of earliest event reported)  March 18, 1997.


                                7TH LEVEL, INC.
            (Exact name of registrant as specified in its charter)



                        Commission file number 0-24936



              DELAWARE                                 75-2480669
       (State of incorporation)            (I.R.S. Employer Identification No.)

      1110 EAST COLLINS BOULEVARD
              SUITE 122
          RICHARDSON, TEXAS                               75081
 (Address of principal executive offices)              (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 498-8100
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ITEM 5.   OTHER EVENTS

          Effective March 10, 1997, Donald Schupak was named the Chairman of 7/th/ Level, Inc's Board of Directors and Robert A. Ezrin, the Company's cofounder and president, assumed the duties of Chief Executive Officer. These management changes follow the resignations from the Board and all officer positions of George D. Grayson, formally Chairman and Chief Executive Officer and David R. Henkel, formally a Director and Chief Operating Officer.
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                                   SIGNATURE
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          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        7THLEVEL, INC.
                                        (Registrant)


Date:  March 18, 1997                     /s/  David W. Craig
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                                                David W. Craig
                                                Chief Financial Officer